ANCHOR NATIONAL LIFE INSURANCE COMPANY
                      VARIABLE SEPARATE ACCOUNT
______________________________________________________________________

       SUPPLEMENT TO POLARIS PROSPECTUS DATED JANUARY 28, 1997


Effective April 16, 1997, the Provident Growth Portfolio changed its name to the Putnam Growth Portfolio and is managed by Putnam Investment Management, Inc. All references in the prospectus to the Provident Growth Portfolio shall mean the Putnam Growth Portfolio and all references to Provident Investment Counsel, Inc. shall mean Putnam Investment Management, Inc.



Date: April 18, 1997
































            Please keep this Supplement with your Prospectus